SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                                  ------------

       Date of Report (Date of Earliest Event Reported): December 29, 2000


                                  BONTEX, INC.
             (Exact name of Registrant as specified in its charter)

    Virginia                       0-5200                   54-0571303
  (State or other                (Commission               (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


     ONE BONTEX DRIVE,
     BUENA VISTA, VIRGINIA                                24416-1500
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 540-261-2181



-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.

     On December 29, 2000, Bontex, Inc., completed the sale of its warehouse facility in Newark, New Jersey, on an approximately one-acre lot. The New Jersey Institute of Technology purchased the facility for $863,000 in cash (including a $13,000 management fee) pursuant to a Contract for Sale of Real Estate dated September 29, 2000, as amended December 22, 2000. Bontex obtained the highest sale price that it was able to negotiate, after advertising that the property was for sale and contacting potentially interested parties. The sale price was above the property's appraised value. Bontex's net book value of the property was approximately $60,000.


Item 7.   Financial Statements, Proforma Financial Information and Exhibits.

          (c)  Exhibits.

               2(i) Contract for Sale of Real Estate by and between Bontex, Inc. and New Jersey Institute of Technology dated September 29, 2000.

               2(ii) Amendment to Contract for Sale of Real Estate by and
                     between Bontex, Inc. and New Jersey Institute of Technology dated December 22, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BONTEX, INC.



                                  By s/James C. Kostelni
                                       James C. Kostelni
                                       President and Chief Executive Officer


Date: January 9, 2001

                                 Exhibit Index


Exhibit No.                Description

  2(i) Contract for Sale of Real Estate by and between Bontex, Inc. and New Jersey Institute of Technology dated September 29, 2000.

  2(ii) Amendment to Contract for Sale of Real Estate by and between Bontex, Inc. and New Jersey Institute of Technology dated December 22, 2000.

                                                                    Exhibit 2(i)

                        CONTRACT FOR SALE OF REAL ESTATE


This contract is made on the 29th day of September, 2000, between Bontex, Inc., a corporation with its principal place of business at One Bontex Drive, Buena Vista, Virginia 24416-1500, referred to as the Seller, and the New Jersey Institute of Technology, a New Jersey public research university whose address is 323 Dr. Martin Luther King Blvd., Newark, New Jersey 07102, referred to as the Buyer.

1. Purchaser Agreement. The Buyer agrees to buy and the Seller agrees to sell the property (the "Property") commonly known as 15 Nuttman Street (a/k/a 252-268 New Street), in the City of Newark, County of Essex, and State of New Jersey. The Property is shown on the municipal tax map as lot 1, in block 402. The Property to be sold consists of the land and all of the buildings, other improvements and fixtures on the land and all of the Seller's rights relating to the land.

2. Purchase Price. The purchase price is $850,000, plus the cost of demolition pursuant to Section 20 of this Agreement, plus a management fee of $13,000.

3. Deposit. The Buyer will pay a deposit of $235,000 and will deliver same to the attorney for the Seller upon execution of this Agreement by the Buyer. The deposit money shall be held in trust by the attorney for the Seller in accordance with the terms of the Escrow Agreement annexed hereto and made a part hereof, which Seller and Buyer will execute and deliver contemporaneously with the execution and delivery of this contract. Interest on up to $863,000 of the deposit shall be paid to Seller, without a credit against the purchase price. If the deposit (pursuant to paragraph 20) exceeds $863,000, interest earned on any additional deposit amount shall be delivered to Buyer, provided Buyer has delivered to Escrow Agent a completed, executed W-9. Buyer acknowledges that because the portion of the deposit on which it is to earn interest is to be utilized from time to time in connection with the work to be performed pursuant to paragraph 20, that portion of the deposit might be deposited in an account which does not earn interest.

4. Closing Date. The closing shall be held at the office of the Buyer's attorney, on a date specified by Buyer which is within ten (10) days of the completion of the work to be performed pursuant to paragraph 20, including the inspection of such work by Buyer, provided, however, the closing will take place by December 15, 2000, time being of the essence, regardless of the completion of the work described in paragraph 20.

5. Transfer of Title. At the closing, the Seller will transfer title of the Property to the Buyer by delivering a bargain and sale deed with covenants against grantor's acts. Seller will deliver at closing a corporate resolution authorizing the sale. Seller shall convey title insurable by Chicago Title Insurance Company or another licensed title insurer, subject only to exceptions set forth in paragraph 6 of this contract. Seller also shall provide Buyer with a conventional affidavit of title modified to reflect the work done pursuant to paragraph 20 hereof, and will execute a Form 1099, or substitute Form 1099, at closing.

6. Ownership. (a) Seller represents and warrants that it is the sole owner of the Property. Seller agrees to transfer and the Buyer agrees to accept ownership of the Property free of all claims, pending or threatened, liens, encumbrances, easements and other rights of others except for the following ("Permitted Encumbrances"):

     (i) existing rights of the utility companies to maintain pipes, poles, cables and wires over, on and under the street, and/or running to the improvements on the Property; and

     (ii) recorded agreements that encumber the Property, unless the agreements are presently violated and will not be insured by a title insurer as not resulting in a forfeiture or reversion of title; and

     (iii) such state of facts as would be shown by an accurate survey; and

     (iv) private or public rights of way, easements or conveyances for utilities and/or drainage; and

     (v) any subsurface conditions not disclosed by a survey or any instrument of record.

     (b) Buyer may cause title to the Property to be examined. Buyer, by October 1, 2000, time being of the essence, shall inform Seller of any title matters encumbering the Property which are not Permitted Encumbrances hereunder. Seller, at its option, may correct any such matters, and the closing date shall be extended to afford Seller the time to correct same. If Seller elects to not correct such matters Buyer, within ten (10) days of delivery of notice from Seller of Seller's decision to not correct such matters, as its sole remedy, may waive such matters, in which event this contract shall continue in full force and effect without abatement of the purchase price, or may terminate this contract, in which event Buyer's deposit shall be returned and neither party shall have any further rights hereunder, or liability to the other. If Buyer does not timely terminate the contract, it will be deemed both to have waived title objections and to have confirmed to Seller in writing that for purposes of paragraph 20 (b)(i) title to the Property is satisfactory to Buyer.

7. Property Lines. The Seller represents that to the best of Seller's knowledge no improvements on adjoining properties extend onto the Property to be conveyed hereunder. This representation shall not survive closing.

8. Building and Zoning Laws. The Seller makes no representation as to the building and zoning laws governing the Property.

9. Assessments. Certain municipal improvements such as sidewalks and sewers may result in the municipality charging property owners to pay for the improvements. All unpaid assessments against the Property for work completed before the contract date will be paid by the Seller on or before the closing. Seller shall not be responsible for assessments imposed for work to be completed after the contract date. Seller is unaware of any pending assessments. This representation shall not survive closing

10.   Risk of Loss.

     (a) Subject to the next sentence hereof, the occurrence of a casualty shall not affect this contract, or the rights and obligations of the parties hereto. If the occurrence of a casualty increases what would have been the cost incurred by Buyer pursuant to paragraph 20, Seller shall have the option, but not the obligation, to pay such increase (Buyer to pay the amount it would have paid but for the casualty). If Seller elects to not pay this increase Buyer, within ten (10) days of delivery of notice from Seller of Seller's decision to not pay such increase, as its sole remedy, may waive such matters and pay such increases, in which event this contract shall continue in full force and effect without abatement of the purchase price, or may terminate this contract, in which event Buyer's deposit shall be returned and neither party shall have any further rights hereunder, or liability to the other. If Buyer does not timely terminate the contract, it will be deemed to have waived such matters and elected to pay such increase. If, due to the casualty, the cost to be incurred by Buyer pursuant to paragraph 20 decreases, this benefit shall accrue solely to Buyer. Seller shall be entitled to sole ownership of any insurance proceeds.

     (b)(i) If a "material" portion of the Property is condemned or otherwise taken Buyer, at its option, within ten (10) days of notice of such taking, may terminate this contract, in which event Buyer's deposit shall be returned and neither party shall have any further rights hereunder, or liability to the other. If Buyer does not timely terminate the contract, the taking will be treated as if less than a material portion of the Property was taken. A portion of the Property will be deemed "material" if it is used for ingress to or egress from the Property, or constitutes more than 15% of the land area of the Property.

      (ii) If there is a taking of less than a material portion of the Property this contract shall continue in full force and effect without reduction in the purchase price, but Seller shall assign to Buyer the net proceeds of any condemnation award.

11. Adjustments at Closing. The parties shall adjust for rents, municipal water and sewer charges, and taxes at closing. The Seller shall credit the Buyer at the Closing for all deposits previously paid by Buyer to Seller.

12. Condition of the Property. The property is being sold in an "as is" condition. Seller makes no representation regarding the condition or value of the Property.

13. Possession. Buyer shall be given the right of exclusive possession of the Property as of the date of closing. No tenant has nor will have any right to the Property.

14. Seller's Equity. Seller represents that the Property is not currently the object of a foreclosure proceeding or any other legal action or proceeding, pending or threatened, and that the Seller has sufficient equity in the Property to pay off all lienholders without the necessity of any lienholder accepting a short payoff.

15. Brokers. Each party represents to the other that it did not utilize the services of a real estate salesperson in this transaction.

16. Complete Agreement. This is the entire and complete agreement and replaces and supercedes all previous or contemporaneous agreements, representations and statements, oral and written, by and/or between the parties.

17. Parties Liable. This contract is binding on all parties who sign it and to all who succeed to their rights and responsibilities.

18. Notices. All notices under this contract must be in writing and must be delivered to the addresses set forth below by certified or registered mail, return receipt requested, postage prepaid, or by independent overnight courier, e.g., Federal Express. Notices which are mailed will be deemed delivered five business days after mailing. Notices which are sent by independent overnight courier will be deemed delivered one business day after being received by the courier. Notices may be delivered by a party's attorney. The party may change the address to which notices are to be delivered by delivery of notice to the other party in accordance with this paragraph. The addresses for notices are as follows:

If the Seller:                              Bontex Corporation
                                            One Bontex Place
                                            Buena Vista, VA  24416-1500
                                            Attn:  James C. Kostelni, President

With a copy
simultaneously delivered to:                Gibbons, Del Deo, Dolan, Griffinger
                                              & Vecchione
                                            One Riverfront Plaza
                                            Newark, New Jersey  07102
                                            Attn:  Shepard A. Federgreen, Esq.


If to Buyer:                                NJIT
                                            University Heights
                                            Newark, New Jersey 07102-1982
                                            Attn: Henry A. Mauermeyer, Senior VP
With a copy
simultaneously delivered to:                Holly Stern, Esq.
                                            NJIT
                                            University Heights
                                            Newark, New Jersey 07102-1982


19.   Environmental Contamination.

     (a) The Seller represents, to the best of Seller's knowledge, there is no contamination of the soil, water or air of the Property resulting from any hazardous material, pollutant, toxic material, waste, acid, alkali or chemical. This representation shall not survive closing.

     (b) The Buyer, subject to the balance of this paragraph, may, at Buyer's expense, complete an environmental study of the Property or the surrounding air, water and/or soil. If the results of such a study indicate the existence and/or concentration of any contaminant or existence of any condition (environmental or otherwise) deemed unacceptable by Buyer, in Buyer's sole discretion, Buyer shall have the option to terminate this Agreement and receive all funds paid as deposit. Buyer by September 12, 2000, time being of the essence, shall notify Seller of any condition at the Property it finds unacceptable. Seller, at its option, may correct any such conditions, and the closing date shall be extended to afford Seller the time to correct same. If Seller elects to not correct such conditions. Buyer, within ten (10) days of delivery of notice from Seller of Seller's decision to not correct such conditions, as its sole remedy, may waive such matters, in which event this contract shall continue in full force and effect without abatement of the purchase price, or may terminate this contract, in which event Buyer's deposit shall be returned and neither party shall have any further rights hereunder, or liability to the other. If Buyer does not timely terminate the contract, it will be deemed both to have waived the conditions previously objected to, and to have confirmed to Seller in writing that for purposes of paragraph 20 (b)(i) all conditions of the Property are satisfactory to Buyer.

     (c) Prior to any party entering onto the Property, Buyer shall deliver to Seller evidence of all of Buyer's representatives and agents being insured with workmen's compensation insurance.

     (d) Buyer shall indemnify, defend and hold Seller harmless with counsel of Seller's choice against any claim, damage, liability, penalty or cost or expense of any nature, including, without limitation, the cost of attorneys' fees at trial and on appeal and the cost of enforcing this indemnity, arising out of Buyer entering onto the Property or conducting the study described in this paragraph 19.

     (e) Should Buyer elect to terminate this contract it shall deliver to Seller copies of all written work product produced in connection with Buyer's study, for Seller to utilize as Seller elects.

20.   Demolition of Existing Structures.

     (a) Buyer desires to cause the existing improvements at the Property to be demolished prior to closing. Seller has agreed , subject to the terms and conditions of this paragraph, to oversee the demolition for Buyer's benefit.

     (b) Seller is not willing to allow the existing improvements to be demolished prior to Buyer fulfilling the following conditions:

               (i) Buyer confirms in writing that all conditions to Buyer's obligations to close under this contract, including, without limitation, as set forth in paragraphs 6 and 19, have been fulfilled, and Buyer has no basis to not close hereunder whatsoever.

               (ii) Buyer approves in writing the choice of contractor or contractors to perform the demolition work, and the contract to be entered into with that party or parties, including without limitation, the description of work, and the price therefor. Buyer acknowledges Seller shall have no liability whatsoever for the scope, price, or performance of this work unless Seller specifies work to be done which Buyer has not approved. Buyer shall work with Seller in good faith to select a contractor and finalize a contract as promptly as possible.

               (iii) Buyer delivers into escrow with Seller's attorney, to be held pursuant to the annexed escrow agreement, 100% of the purchase price for the Property (based on the then estimate of the cost of the work to be performed pursuant to this paragraph 20).

     (c) Buyer's failure to timely fulfill the conditions set forth in paragraph 20(b) shall be a material default hereunder.

     (d) Notwithstanding Buyer's fulfillment of the obligations set forth in paragraph 20(b) hereof, should any changes to the work to which Buyer agreed be required, or should any contractor doing the work demand additional monies, it will be the Buyer's obligation to negotiate for the required changes, and negotiate the payments (or refusal to pay) of any such demanded amount and to pay any such amount to which Buyer ultimately agrees. Buyer shall conduct all such negotiations expeditiously and in good faith to cause the work described herein to be completed as quickly as reasonably possible.

     (e) Buyer shall indemnify, defend and hold Seller harmless with counsel of Seller's choice against any claim, damage, liability, penalty or cost or expense of any nature, including, without limitation, the cost of attorneys' fees at trial and on appeal and the cost of enforcing this indemnity, arising out of the contracting for , or the performance of, the work described in this paragraph 20.

     (f) Buyer acknowledges that once demolition is commenced the transaction described herein must close. This obligation is material and of the essence to Seller.

21. Seller's Representations. Seller represents and warrants for the purpose of inducing Buyer to enter into this Agreement and consummating the transaction contemplated hereby, all of which shall be true as of the date hereof and the closing date and shall survive the Close of Escrow and conveyance of title of the Property hereunder that:

          (a) Seller is duly organized, validly existing corporation in good standing under the laws of the State of Virginia. Seller has the legal power, right and authority to enter into this Agreement and the instruments and documents referenced herein and to consummate the transaction contemplated hereby. The individuals executing this Agreement and the instruments referred to herein on behalf of Seller hereby represent and warrant that they have the power, right and authority to bind Seller; an

          (b) This Agreement is, and all agreements, instruments and documents to be executed by Seller pursuant to this Agreement shall be duly executed by and are, or shall be, valid and legally binding upon Seller and enforceable in accordance with their respective terms; and

          (c) Neither the execution of this Agreement nor the consummation of the transaction contemplated hereby shall result in a breach of or constitute a default under any agreement, document, instrument, or other obligation to which the Seller is a party or by which the Seller may be bound, or violate any law, statute, ordinance, rule, governmental regulation or any writ, injunction, order, decree or any court or governmental body, applicable to Seller or the Property.

22.   Buyer's Representations.

     (a) Buyer represents and warrants for the purpose of inducing Seller to enter into this Agreement and consummating the transaction contemplated hereby, all of which shall be true as of the date hereof and the closing date and shall survive the Close of Escrow and conveyance of title to the Property hereunder that:

               (i) Buyer is a duly organized, validly existing corporation in good standing under the laws of the State of New Jersey. Buyer has the legal power, right and authority to enter into this Agreement and the instruments and documents referenced herein and to consummate the transaction contemplated hereby. All moneys required for the purchase price including without limitation, the portion of the purchase price consisting of the cost of the work described in paragraph 20, has been properly authorized and is immediately available to Buyer to fulfill its obligations hereunder, without the need for further approvals. The individuals executing this Agreement and the instruments referred to herein on behalf of Buyer hereby represent and warrant that they have the power, right and authority to bind Buyer; and

               (ii) This Agreement is, and all agreements, instruments and documents to be executed by Buyer pursuant to this Agreement shall be duly executed by and are, or shall be, valid and legally binding upon Buyer and enforceable in accordance with their respective terms; and

               (iii) Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby shall result in a breach of or constitute a default under any agreement, document, instrument, or other obligation to which the Buyer is a party or by which the Buyer may be bound, or violate any law, statute, ordinance, rule, governmental regulation or any writ, injunction, order, decree of any court or governmental body, applicable to Buyer or the Property.

     (b) Simultaneously with execution and delivery of this Contract Buyer shall deliver to Seller an opinion of counsel confirming the accuracy of the representation set forth in paragraph 22 (a)(i) above.

23.   Defaults.

     (a) Should Seller default in its obligations hereunder Buyer shall have all of its rights and remedies at law and in equity including, without limitation, the right to specific performance, provided, however, in no event shall Buyer be entitled to consequential damages.

     (b) Should Buyer default in its obligations hereunder , Seller shall be entitled to all of its rights and remedies at law and in equity including, without limitation, the right to specific performance, provided, however, in no event shall Seller be entitled to consequential damages.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Contract for Sale of Real Estate as of the day and year first above written.

New Jersey Institute of Technology              Bontex, Inc.


By:  s/Henry A. Mauermeyer, Sr. Vice President  By: s/James C. Kostelni
     For Adminstration & Treasurer                  James C. Kostelni, President

                                                                   Exhibit 2(ii)

                  AMENDMENT TO CONTRACT FOR SALE OF REAL ESTATE


This Amendment to Contract for Sale of Real Estate (the "Amendment") is made on this 22nd day of December, 2000, between Bontex, Inc., a corporation with its principal place of business at One Bontex Drive, Buena Vista, Virginia 24416-1500, referred to as the Seller, and the New Jersey Institute of Technology, a New Jersey public research university whose address is 323 Dr. Martin Luther King Blvd., Newark, New Jersey 07102, referred to as the Buyer.

1.0 Purpose of this Amendment. Except as specifically amended by and/or inconsistent with this Amendment, all of the terms and provisions of the September 29, 2000 Contract for Sale of Real Estate (the "Contract") shall remain unchanged; shall continue in full force and effect and are hereby ratified, adopted and confirmed in all respects. In the event of any inconsistency between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall prevail. Any capitalized term which is not defined herein shall have the meaning ascribed to it in the Contract. This Amendment shall survive the Closing of title.

2.0   Industrial Site Recovery Act.

     (a) The parties acknowledge that the sale of the Property is subject to New Jersey's Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., and the regulations promulgated thereunder ("ISRA"). As a condition precedent to the parties obligation to complete this transaction, Seller shall, at its sole cost and expense, obtain a Remediation Agreement as defined at N.J.S.A. 13:1K-8 or such other duly issued authorization which authorizes Seller to complete this transaction (the "Remediation Agreement").

     (b) If, in connection with the issuance or effectiveness of the Remediation Agreement, the Department of Environmental Protection ("DEP") requires the payment of any fees, the posting of any financial assurance or the establishment of a remedial funding source, as defined at N.J.S.A. 13:1K-8, then Seller shall, at its sole cost and expense, comply with all such requirements; provided that, if DEP will accept a self-guarantee, as defined at N.J.S.A. 58:10B-3.f, in satisfaction of any remedial funding obligation, then upon DEP's approval the parties shall accept such self-guarantee.

     (c) Following the Closing the Seller shall at its sole cost and expense fully comply with ISRA and secure either: (i) a Negative Declaration as defined at N.J.S.A. 58:10B-1 or (ii) a No Further Action Letter as defined at N.J.S.A. 58:10B-1 (the "ISRA Approval").

3.0 Extent of Seller's Remediation, if Any. If, in connection with securing the ISRA Approval, Seller is required to perform any remediation on, at, under or about the Property, Seller shall be solely responsible for the cost of the same and only be required to perform such remediation to the reasonable satisfaction of DEP or such other applicable governmental authority having jurisdiction over Seller's activities, and in all events, Seller shall be permitted to perform remediation in a manner which complies with the least stringent or least costly criteria permitted for commercial properties.

4.0 Access. The Buyer hereby grants to the Seller and DEP and their agents, employees, or representatives a non-exclusive license to enter upon, occupy and use the Property after the Closing, during normal business hours and upon reasonable notice to Buyer, in order to conduct environmental investigations, sampling and remediation as required by the Remediation Agreement or as otherwise necessary to secure the ISRA Approval.

5.0 Indemnity For Bodily Injury/Property Damages. The Seller will at all times defend, indemnify and hold harmless the Buyer from and against any and all third party claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, arising out of or related to the access granted to the Seller by the Buyer in Paragraph 4 above, and the Seller shall obtain commercial liability insurance ($1,000,000 per accident) for the benefit of the Buyer and naming the Buyer as an additional insured prior to entry on the property and continuing until the Seller's obligations under this Amendment are completed.

6.0 Choice of Law and Forum. The parties agree that the Contract and this Amendment shall be construed in accordance with New Jersey law and the Seller hereby consents to the personal jurisdiction of the State of New Jersey, and agrees that any action related to the Contract or this Amendment must be brought in a state or federal court in the County of Essex.

7.0 Counterparts/Facsimile Signatures/Additional Information. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be considered original signatures. The parties agree to sign and/or provide such additional documents and/or information as may reasonably be required to carry out the intent of the Contract and this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to Contract for Sale of Real Estate as of the day and year first above written.

New Jersey Institute of Technology           Bontex, Inc.


By:  s/Henry A. Mauermeyer                   By:  s/James C. Kostelni
     Senior V.P. of Administration               James C. Kostelni, President
      & Treasurer